EXHIBIT 24(b)(5)

                       FORM OF APPLICATION FORM NO. OL4157


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[LOGO]PHOENIX(R) PHL VARIABLE INSURANCE COMPANY
                                                                                                    [NEW VARIABLE ANNUITY
                 REGULAR MAIL:   Phoenix Annuity Mail Operations                                             APPLICATION]
                                 PO Box 8027, Boston MA 02266-8027
                 EXPRESS MAIL:   Phoenix Annuity Mail Operations
                                 66 Brooks Drive, Suite 8027, Braintree MA 02184
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ANNUITANT

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Name (Print as desired in contract)

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Social Security Number/Tax ID          Sex                 Date of Birth
                                          | | Male
                                          | | Female
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Address (Include No., Street, City, State and ZIP Code)




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Telephone

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Email Address (Optional)

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JOINT ANNUITANT (If any)

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Name

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Social Security Number/Tax ID          Sex                 Date of Birth
                                          | | Male
                                          | | Female
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Address (Include No., Street, City, State and ZIP Code)




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Telephone

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Email Address (Optional)

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OWNER  | | Individual   | | Joint   | | Trust   | | Other

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Name

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Social Security Number/Tax ID          Sex                 Date of Birth
                                          | | Male
                                          | | Female
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Address (Include No., Street, City, State and ZIP Code)




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Telephone

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Email Address (Optional)

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JOINT OWNER (If any)

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Name

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Social Security Number/Tax ID          Sex                 Date of Birth
                                          | | Male
                                          | | Female
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Relationship to Owner

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Address (Include No., Street, City, State and ZIP Code)  | | Same as Owner




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BENEFICIARY DESIGNATION (All to share equally by type unless otherwise specified. Use Special Remarks if additional space is needed.)

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                         Name                       Relationship        %
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Type - Primary

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Type - Contingent

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PREMIUM (Check payable to "PHOENIX")

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Exact or Estimated Amount of Premium $ _____________________________
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PLAN TYPE/SOURCE OF PREMIUM (Complete A or B)

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A. Nonqualified
   | | New     | | 1035 Exchange

B. Qualified

   | | New Contribution      ____________
                               Tax Year
   | | Rollover/Direct Transfer
   Type of Qualified Plan
   | | Traditional IRA     | | SEP IRA     | | Roth IRA     | |Simple IRA
   | | 403(b) Rollover     | | 401(a) Qualified Plan
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DEATH BENEFIT OPTIONS (Select one only)

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| | Option 1 - Return of Premium
| | Option 2 - Annual Step-Up
| | Option 3 - Earnings Enhancement Benefit (EEB)
| | Option 4 - Greater of Annual Step-Up or Annual Roll-Up
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SURRENDER CHARGE SCHEDULES (Select one only)

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| | 7 Year Schedule
| | 5 Year Schedule (additional annual fee)
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OPTIONAL LIVING BENEFITS (Select one only)

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| | I elect the Guaranteed Minimum Withdrawal Benefit (GMWB).
    Withdrawal Limit Percentage  | | 5%    | | 7%

| | I elect the Guaranteed Minimum Accumulation Benefit (GMAB).
    Submit the GMAB Request form.

| | I elect the Guaranteed Minimum Income Benefit (GMIB).
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REPLACEMENT (Attach appropriate exchange forms)

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Are there any life insurance policies or annuity contracts owned by or on the
life of the owner or the annuitant? | | Yes  | | No

Will this annuity replace any existing life insurance or annuity? | | Yes | | No

Company _______________________________________________________________________

Contract No. __________________________________________________________________
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SPECIAL REMARKS

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OL4157                              Page 1 of 2                             2-05

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TELEPHONE / ELECTRONIC AUTHORIZATION

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Please complete this section to authorize Phoenix to act on telephone or electronic instructions received from you and/or your Registered Representative:
  (CHECK ONLY ONE) | | Owner only
                   | | Owner and Owner's Registered Representative | | No One Phoenix will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, I agree to hold harmless Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, from any claim, liability, loss or cost.
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STATE REQUIRED NOTICES

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The following states require the applicant to acknowledge the information below that pertains to his or her specific state.
ARKANSAS   KENTUCKY   NEW MEXICO   OHIO   OKLAHOMA - Any person who knowingly
and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.
ARIZONA - Upon your written request, we will provide you within a reasonable period of time reasonable factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after it is delivered to you for a refund of any payments made, less any withdrawals paid. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and
(ii) the Contract Value on the date the returned contract is received by our company or our agent.
COLORADO - It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.
DISTRICT OF COLUMBIA TENNESSEE - WARNING. It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
FLORIDA   GEORGIA - ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD
OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION MAY BE GUILTY OF A FELONY OF THE THIRD DEGREE.
LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.
NEW JERSEY - Any person who includes any false or misleading information on an application for an annuity contract is subject to criminal and civil penalties.
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OWNER ACKNOWLEDGEMENTS

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| | I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read all the statements in this application and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application. I (owner) confirm that any Social Security/Federal ID Number is correct as it appears on this application.

Owner's Signature X________________   Joint Owner's Signature X________________

Annuitant's Signature X__________________________________ (if other than Owner)

Signed at ______________________________ (City, State) Date ___________________
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AGENT STATEMENT

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Do you, as Agent, have reason to believe the product applied for will replace
existing annuities or insurance?    | | Yes | | No
Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? | | Yes | | No

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  Agent #1 X_____________________  _______________________  ___________________________  _______________
            Signature              Print Name               Agent ID Number              % Shares

            ______________________________________________  ____________________________________________
            Email Address                                   Licensed I.D. No. (for Florida Agents only)

  Agent #2 X_____________________  _______________________  ___________________________  _______________
            Signature              Print Name               Agent ID Number              % Shares

            ______________________________________________  ____________________________________________
            Email Address                                   Licensed I.D. No. (for Florida Agents only)

_________________________________  _______________________
Bank or Broker/Dealer Firm         Address
                                                            | | Option 1   | | Option 2   | | Option 3
_________________________________  _______________________  ____________________________________________
Date                               Telephone                Select Option
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ADDITIONAL FORMS (See the sales kit or visit phoenixwm.com or Agents may call
(800) 417-4769 and Clients may call (800) 541-0171.)

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REQUIRED: OL4032  To allocate premiums to an Asset Allocation Model or
                  Subaccounts
          OL4132  Certification of Trust (If applicable)

OPTIONAL: OL4061  To request Asset Rebalancing or Dollar Cost Averaging
          OL4135  To request Guaranteed Minimum Accumulation Benefit
                  (GMAB) rider
          OL2166  To request Systematic Withdrawals
          OL511   To request Automatic Bank Draft
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OL4157                               Page 2 of 2                            2-05